UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MANAGED PORTFOLIO SERIES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Muhlenkamp Fund
a Series of Managed Portfolio Series
615 East Michigan Avenue
Milwaukee, WI 53202

[...], 2025

Dear Shareholder:

The Board of Trustees Managed Portfolio Series (the “Trust”), on behalf of the Muhlenkamp Fund (the “Fund”), a series of the Trust, has scheduled a special meeting of shareholders to be held on August 8, 2025, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The purpose of the special meeting is to vote on important proposals affecting the Fund and you as a shareholder. This package contains information about the special meeting and the proposals, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a Proxy Card. Also included are instructions on how to vote.

Muhlenkamp & Company, Inc. (the “Adviser”) has served as the investment adviser to the Fund since its inception. Mr. Ron Muhlenkamp, the 83% owner of the Adviser, intends to transition substantially all of his ownership to Mr. Anthony Muhlenkamp and Mr. Jeffrey Muhlenkamp (the “Transition”). Because Mr. Ron Muhlenkamp owns greater than 25% of the outstanding shares of stock of the Adviser, and after the transition, Mr. Anthony Muhlenkamp and Mr. Jeffrey Muhlenkamp will each own greater than 25% of the outstanding shares of the stock of the Adviser, a change in control of the Adviser will occur under the Investment Company Act of 1940, as amended (“1940 Act”).

The Adviser’s new ownership structure will not result in any significant changes for existing shareholders of the Fund. However, under the federal securities laws, this change in ownership of the Adviser constitutes a change in control of the Adviser that will trigger an automatic termination of the present investment advisory agreements between the Adviser and the Trust, on behalf of the Fund. Accordingly, new investment advisory agreements must be approved by the Fund’s shareholders. There are no material differences between the existing investment advisory agreements and the new investment advisory agreements other than their effective dates and term provisions. Additionally, the proposed approvals of the new investment advisory agreements will not result in an increase in the annual investment management fee paid by the Fund and is not expected to impact the Fund’s total expenses.

I am writing to ask for your prompt vote for the approval of new investment advisory agreements between the Trust, on behalf of the Fund, and the Adviser, to enable the Adviser to continue serving as the investment adviser to the Fund.

The question and answer section that follows discusses the proposals that shareholders approve the New Advisory Agreement and approve any adjournment of the special meeting of shareholders. The proxy statement itself provides greater detail about the proposals. The proposals have been carefully reviewed by the Trust’s Board of Trustees. The Board recommends that you read the enclosed materials carefully and vote in favor of the proposals.

It is very important that we receive your vote before August 8, 2025. Voting is quick and easy. You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•Mail: Complete and return the enclosed proxy card.

•Internet: Access the website shown on your proxy card and follow the online instructions.

•Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•In person: Attend the special shareholder meeting on August 8, 2025.

I appreciate your participation and prompt response in this matter. If you have any questions regarding the proxy or have questions on how to vote, please call our proxy solicitation partner, Broadridge Financial Solutions, Inc. at 1-844-202-6160. Representatives are available to take your call Monday through Friday 9:00 a.m. to 9:00 p.m., Eastern time.

Sincerely,

/s/ Brian R. Wiedmeyer

Brian R. Wiedmeyer
President of Managed Portfolio Series

Muhlenkamp Fund
a series of Managed Portfolio Series

Important information to help you understand and vote on the proposals:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposals you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:	Why am I receiving this proxy statement?

Answer:
As of the record date, you were a shareholder of record of the Muhlenkamp Fund (the “Fund”), a series of Managed Portfolio Series (the “Trust”). The record date for the Fund is June 13, 2025 (the “Record Date”). We are sending this document to you for your use in deciding whether to approve new investment advisory agreements between the Trust, on behalf of the Fund, as applicable, and Muhlenkamp & Company, Inc. (the “Adviser”), to allow the Adviser to continue to serve as the investment adviser for the Fund following the change in ownership of the Adviser. This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and a Proxy Card(s).

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on May 20-21, 2025, the Board unanimously approved the Adviser as the investment adviser to the Fund under a new Investment Advisory Agreement (the “New Advisory Agreement”), subject to shareholder approval by shareholders of the Fund. The New Advisory Agreement will be effective on or about [August 11], 2025.

Question:	What am I being asked to vote on?

Answer:
You are being asked to vote to approve the New Advisory Agreement between the Adviser and the Trust, on behalf of the Fund. The proposals relate to a change in the equity ownership of the Adviser. Mr. Ron Muhlenkamp, the 83% owner of the Adviser, intends to transition substantially all of his ownership to Mr. Anthony Muhlenkamp and Mr. Jeff Muhlenkamp. Because Mr. Ron Muhlenkamp owns greater than 25% of the outstanding shares of stock of the Adviser, and after the transition, Mr. Anthony Muhlenkamp and Mr. Jeffrey Muhlenkamp will each own greater than 25% of the outstanding shares of the stock of the Adviser, a change in control of the Adviser will occur under the Investment Company Act of 1940, as amended (“1940 Act”). The change in ownership of the Adviser constitutes a change in control of the Adviser that will trigger an automatic termination of the existing investment advisory agreement between the Trust, on behalf of the Fund and the Adviser, including the agreement dated as of May 21, 2014, and amended as of February 22, 2017, and March 31, 2017 (the “Existing Advisory Agreement”). Accordingly, the Fund needs shareholder approval of the New Advisory Agreement to retain the Adviser as the Fund’s investment adviser.

Q&A	1

Question:	How will my approval of the proposal, as applicable, affect the management and operation of the Fund?

Answer:	The Fund’s investment strategies will not change as a result of the New Advisory Agreement. There will be no change to the Fund’s portfolio manager, investment objective, principal investment strategies or principal risks.

Question:	When and where will the Special Meeting be held?

Answer:	The Special Meeting will be held on August 8, 2025 at 10:00 a.m. Central time at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Question:	How will my approval of the proposal affect the expenses of the Fund?

Answer:	The proposed approval of the New Advisory Agreement will not result in an increase in the annual investment management fee paid by the Fund and will not impact the Fund’s total expenses.

Question:	Are there any material differences between the Existing Advisory Agreement and the proposed New Advisory Agreement?

Answer:	No. There are no material differences between the Existing Advisory Agreement and the proposed New Advisory Agreement other than the effective dates and term provisions.

Question:	How does the Trust’s Board of Trustees recommend that I vote?

Answer:	After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposals.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:	The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:	Who is eligible to vote?

Q&A	2

Answer:
Shareholders of record of the Fund as of the close of business on June 13, 2025 (the “Record Date”), are entitled to be present and to vote at the Special Meeting or any adjournment thereof (even if that person has since sold those shares). Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting, that is applicable to the Fund.

Question:	How is a quorum for the Special Meeting established?

Answer:	One-third of the Fund’s outstanding shares, present in person or represented by proxy, constitute a quorum for the Fund at the Special Meeting. Abstentions will be counted as present for purposes of determining the existence of a quorum but will not be counted as shares voted with respect to a proposal or proposals. Since such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST the proposal. If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

Question:	What vote is required to approve the proposals?

Answer:	The proposal to approve the New Advisory Agreement with the Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of a Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

A majority of the votes cast, either in person or by proxy, at the special meeting is required to approve any adjournment(s) of the special meeting, even if the number of votes cast is fewer than the number required for a quorum.

Question:	How can I cast my vote?

Answer:	You may vote in any of four ways:
•By telephone, with a toll-free call to the phone number indicated on the proxy card.
•By internet, by accessing the website shown on your proxy card and following the online instructions.
•By mailing in your proxy card.
•In person at the meeting in Milwaukee, Wisconsin on August 8, 2025.

Q&A	3

We encourage you to vote via telephone using the control number on your proxy card and following the simple instructions because this method results in the most efficient means of transmitting your vote and reduces the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Question:	Whom should I call for additional information about this Proxy Statement or the Fund?

Answer:
If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call Broadridge Financial Solutions, Inc., the Fund’s proxy solicitation agent, toll-free at 1-844-202-6160.

Please complete, sign and return the enclosed Proxy Card(s). You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card(s).

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Q&A	4

Muhlenkamp Fund
a series of Managed Portfolio Series

c/o U.S. BANCORP FUND SERVICES, LLC
P.O. BOX 219252
KANSAS CITY, MO 64121-9252

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on August 8, 2025

The Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special joint meeting (the “Special Meeting”) of the shareholders of the Muhlenkamp Fund (the “Fund”), a series of the Trust, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on August 8, 2025, at 10:00 a.m. Central time for the purpose of considering the following proposal:

Proposal 1:	To approve an investment advisory agreement between Muhlenkamp & Company, Inc. (the “Adviser”) and the Trust, on behalf of the Fund.

Proposal 2:	To approve one or more adjournments of the Special Meeting to a later date to solicit additional proxies.

The Board has unanimously approved each investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. However, shareholder approval is required to proceed. The Board believes that the proposal is in the best interests of Fund shareholders and recommends that you vote in favor of the proposal, as applicable.

Shareholders of record at the close of business on June 13, 2025, for the Fund are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

_________________

Jason M. Venner
Secretary of Managed Portfolio Series

Milwaukee, Wisconsin
[...], 2025

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Muhlenkamp Fund
a series of Managed Portfolio Series

PROXY STATEMENT

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 219252
Kansas City, Missouri 64121-9252
1-844-202-6160

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON August 8, 2025

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Managed Portfolio Series (the “Trust) and its series, the Muhlenkamp Fund, (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on August 8, 2025, at 10:00 a.m., Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as June 13, 2025 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This proxy statement, including the proxy card, is expected to be mailed to shareholders on or about [...], 2025. The purpose of the Special Meeting is to seek shareholder approval of (i) a new investment advisory agreement (the “New Advisory Agreement”) between Muhlenkamp & Company, Inc. (the “Adviser”) and the Trust, on behalf of the Fund; (ii) any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve the proposal in (i); and (iii) to transact such other business as may be properly brought before the Special Meeting.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on August 8, 2025:
The Notice of Meeting, Proxy Statement and Proxy Card
are available at www.proxyvote.com

This Proxy Statement is not a form for voting and presents only an overview of the proxy materials, which contain important information. The Notice of Special Meeting and Proxy Statement are available at [proxyvote.com]. To obtain directions to attend the Special Meeting, please call our proxy information line at 1-844-202-6160. Additional copies of this proxy statement will be delivered to you promptly upon request.

For a free copy of the Fund’s latest annual and/or semi-annual report (as available), please call the Fund at 800-860-3863 or visit the Fund’s website at https://muhlenkamp.com/. For a free copy of the Fund’s Notice of Special Meeting, Proxy Statement and form of proxy, call 1-844-202-6160 or visit the Fund’s website at https://muhlenkamp.com/ or write Muhlenkamp Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 219252, Kansas City, Missouri 64121-9252, no later than [...], 2025.

Proxy Statement	1

DESCRIPTION OF PROPOSAL 1
APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

The Board is recommending that shareholders of the Muhlenkamp Fund approve the New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, which, if approved, would become effective on or about [August 11], 2025. Mr. Ron Muhlenkamp, the 83% owner of the Adviser, intends to transition substantially all of his ownership to Mr. Anthony Muhlenkamp and Mr. Jeffrey Muhlenkamp (the “Transition”). Because Mr. Ron Muhlenkamp owns greater than 25% of the outstanding shares of stock of the Adviser, and after the Transition, Mr. Anthony Muhlenkamp and Mr. Jeffrey Muhlenkamp will each own greater than 25% of the outstanding shares of the stock of the Adviser, a change in control of the Adviser will occur under the Investment Company Act of 1940, as amended (“1940 Act”). The New Advisory Agreement with the Adviser is identical to the Fund’s existing investment advisory agreement dated as of May 21, 2014, and amended as of February 22, 2017, and March 31, 2017 (the “Existing Advisory Agreement”) except for its effective date and term provisions. Copies of the New Advisory Agreement (the “New Advisory Agreement”) is attached to this Proxy Statement as Exhibit A.

As described in this Proxy Statement, the New Advisory Agreement is necessary because the Existing Advisory Agreement will automatically terminate upon the change in control of the Adviser when Mr. Ron Muhlenkamp transfers substantially all of his equity interest.

The change in control of the Adviser is not expected to affect the management of the Fund, as the Fund has been managed by its investment team since its inception. Following the Transfer, the Fund will continue to be managed by Mr. Jeffrey Muhlenkamp, who has served as the lead portfolio manager of the Fund since February 2019, and has served as co-manager of the Fund since November 2013.

With the change in control of the Adviser and the resulting termination of the Existing Investment Advisory Agreement, the Board was required to take action to approve the necessary arrangement for the continued management of the Fund by the Adviser.

At a meeting of the Board held on May 21, 2025, the Board, including a majority of Trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voted unanimously to approve the proposed New Advisory Agreement. The Board also voted unanimously to recommend that shareholders approve the proposed New Advisory Agreement.

Accordingly, the Fund is seeking shareholder approval to retain the Adviser as its investment adviser. If the shareholders of the Fund do not approve the New Advisory Agreement, the Board will consider other alternatives to the New Advisory Agreement. The Board will take such action as it deems in the best interests of shareholders of the Fund.

Proxy Statement	2

Legal Requirements in Approving the New Advisory Agreement

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement is materially identical to the terms of the Existing Advisory Agreement with respect to services provided by the Adviser. The Existing Advisory Agreement, dated as of May 21, 2014, and amended as of February 22, 2017, and March 31, 2017, was submitted to shareholders of the Fund for approval on August 26, 2014.

The New Advisory Agreement and the Existing Advisory Agreement have identical fee structures. There are no material differences between the new agreement compared to the existing agreement, other than the effective date and term provisions. The material terms of the New Advisory Agreement and the Existing Advisory Agreement are described below in the section titled “Summary of the New Advisory Agreement.”

The New Advisory Agreement will take effect with respect to the Fund upon shareholder approval and closing of the Transaction. If the Fund’s shareholders do not approve the New Advisory Agreement at the Special Meeting, or at an adjournment of the Special Meeting, the Board will have to consider other alternatives and will make such arrangements for the Fund’s investments as it deems appropriate and in the best interests of the Fund, including, but not limited to, the liquidation of the Fund.

Other Legal Requirements under the 1940 Act

Section 15(f) of the 1940 Act provides a safe harbor that, when a transaction, such as the proposed change in control of the Adviser, occurs, the investment adviser or any of its affiliated persons are permitted to receive any amount or benefit in connection with the change in control as long as two conditions are satisfied.

The first condition specifies that no “unfair burden” may be imposed on a Fund managed by the investment adviser as a result of the transaction relating to the change in control, or any express or implied terms, conditions or understandings. In order to avoid an “unfair burden” on the Muhlenkamp Fund, the Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses of the Fund to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, interest (including interest incurred in connection with bank and custody overdrafts), acquired fund fees and expenses, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), tax expenses, dividends and interest expenses on short positions, brokerage commissions, merger or reorganization expenses and extraordinary expenses) do not exceed the Fund’s current expense limitation as disclosed in the Fund’s prospectus dated April 30, 2025 (the “Expense Cap”) for a period of at least two years. The agreement by the Adviser to waive advisory fees and/or reimburse expenses of the Fund will continue for at least two years following the date of the Transaction, under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund. After two years, the Fund’s operating expenses may increase. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were paid, subject to the Expense Cap, which includes fees waived or expenses paid for the benefit of the Fund prior to the Transaction, if such reimbursement will not cause the Fund to exceed the lesser of: (1) the Expense Cap in place at the time of the waiver and/or expense payment; or (2) the Expense Cap in place at the time of the recoupment. Other than the effective date and the initial term of the agreement, the new operating expense limitation agreement is substantially identical to the amended and restated operating expense limitation agreement

Proxy Statement	3

currently in place between the Trust, on behalf of the Fund, and the Adviser dated as of May 21, 2014, and amended as of February 22, 2017, and March 31, 2017.

The second condition specifies that, during the three-year period immediately following consummation of the Transaction, at least 75% of the Fund’s board of trustees must be Independent Trustees. The Board currently meets this 75% requirement and is expected to meet this requirement for the required three-year period.

Based on the foregoing, the Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that the two conditions set forth in Section 15(f) will continue to be satisfied for the required time periods.

Compensation Paid to Muhlenkamp

Under the Existing Advisory Agreement, for its services, the Fund pays the Adviser a monthly management fee that is calculated at the annual rate of 1.00% of the Fund’s average daily net assets up to $300 million, 0.95% of the Fund’s average daily net assets on the next $200 million, and 0.90% of the Fund’s average daily net assets over $500 million. The management fee structure under the New Advisory Agreement will be identical to the management fee structure under the Existing Advisory Agreement. For the fiscal years ended December 31, 2024, 2023, and 2022, the Fund paid the Adviser investment management fees in the amounts shown below.

Muhlenkamp Fund

Fiscal Year Ended	Advisory Fees Paid to Adviser	Advisory Fees Waived	Total Advisory Fees Paid to the Adviser
2024	$2,394,746	$(78,529)	$2,316,217
2023	$2,264,033	$(189,209)	$2,074,824
2022	$2,631,854	$(316,952)	$2,314,902

In connection with the Existing Advisory Agreement, the Adviser contractually agreed to limi the Fund’s total annual operating expenses to 1.20% of average net assets of the Fund. The Expense Cap will continue under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund, for at least two years. Other than the effective date and the initial term of the agreement, this operating expense limitation agreement is substantially identical to the amended and restated operating expense limitation agreement currently in place between the Trust, on behalf of the Fund, and the Adviser dated as of May 21, 2014, and amended as of February 22, 2017, and March 31, 2017. After two years, the Fund’s operating expenses may increase.

Information about Muhlenkamp & Company, Inc.

The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s principal office is located at 5000 Stonewood Drive, Suite 300, Wexford, Pennsylvania 15090-8395. As of December 31, 2024, the Adviser had approximately $398 million of assets under management.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of whom is located at the Adviser’s principal office location.

Proxy Statement	4

Name	Position / Principal Occupation
Ronald Muhlenkamp	Owner/Director
Constance Muhlenkamp	Director
Anthony Muhlenkamp	President/Chief Compliance Officer/Director
Jeffrey Muhlenkamp	Portfolio Manager/Director

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Adviser.

	% of Voting Securities Held
Name	Before the Transition	After the Transition
Ronald Muhlenkamp	83.16%	4.91%
Anthony Muhlenkamp	4.21%	51.58%
Jeffrey Muhlenkamp	4.21%	35.09%

Summary of the New Advisory Agreement

Summary of the New Advisory Agreement and the Existing Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Advisory Agreement have been included in this summary. The investment advisory services to be provided by the Adviser under the New Advisory Agreement and the fee structure are identical to the services currently provided by the Adviser and the fee structure under the Existing Advisory Agreement.

Advisory Services. Both the New Advisory Agreement and the Existing Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund by taking on certain responsibilities, including the responsibility to: (i) furnish the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934, as amended, for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Fund’s administrator or distributor or the officers of the Trust may reasonably request; and (vi) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request, including at least one presentation annually before the Board.

Brokerage. Both the New Advisory Agreement and the Existing Advisory Agreement provide that, to the extent not delegated to a sub-adviser, the Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without

Proxy Statement	5

general prior authorization to use such affiliated broker or dealer by the Board. The Adviser’s primary consideration in effecting a securities transaction will be execution at the most favorable price. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses. Under both the New Advisory Agreement and the Existing Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the Adviser’s services to the Fund, the expenses of printing and distributing copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials to prospective investors (but not to existing shareholders), to the extent such expenses are not covered by, or exceed the fees payable under, any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act, the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Adviser, and any costs of liquidating or reorganizing a Fund (unless such cost is otherwise allocated by the Board).

The Fund is responsible for and has assumed the obligation for payment of all of its own expenses, except for those specifically assigned to the Adviser under the investment advisory agreement, including, but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board that are properly payable by the Fund; a pro rata portion of the salaries and expenses of officers of the Trust, including without limitation the Trust’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Trust; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; all or any portion of trade association dues or educational program expenses determined appropriate by the Board; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses.

Management Fees. Both the New Advisory Agreement and Existing Advisory Agreement contain an identical management fee structure based on the Fund’s average daily net assets.

Duration and Termination. The New Advisory Agreement provides that the agreement will become effective, subject to the Fund receiving an affirmative vote of a majority of the outstanding voting securities of the Fund to approve the New Advisory Agreement. Both the Existing Advisory Agreement and the New Advisory Agreement provide that the agreements will continue in effect for an initial period of two years, unless sooner terminated, and that they shall continue in effect for successive annual

Proxy Statement	6

periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the Fund and (ii) the vote of a majority of the Independent Trustees. Both the Existing Advisory Agreement and the New Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Limitation on Liability and Indemnification. Both the New Advisory Agreement and the Existing Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the obligations or duties imposed on the Adviser by the agreement, the Adviser will not be subject to liability to the Trust or the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Board Recommendation of Approval - New Advisory Agreement

In reaching its decision to recommend the approval of the New Advisory Agreement, the Board, all of whom are Independent Trustees, met in person at a meeting held on May 20-21, 2025, and reviewed materials related to the Adviser, including a presentation to the Board by representatives of the Adviser. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the nature, extent, and quality of the services provided in the past by the Adviser since the Fund’s inception and the continuation of such services following Mr. Ron Muhlenkamp’s transfer of ownership interests to Mr. Anthony Muhlenkamp and Mr. Jeffrey Muhlenkamp (the “Transition”); (2) the performance of the Fund; (3) the fact that there are no material differences between the terms of the New Advisory Agreement and the terms of the Existing Advisory Agreement; (4) the fact that the Adviser’s current investment team will continue to manage the Fund; and (5) the fact that the fee structure under the New Advisory Agreement will be identical to the fee structure under the Existing Advisory Agreement and that the Adviser has agreed to maintain the Fund’s current Expense Cap.

The Board also evaluated the New Advisory Agreement in light of information they had requested and received from the Adviser prior to the May 20-21, 2025 meeting, including the Adviser’s presentation at that meeting, as well as information previously provided by the Adviser in connection with the February 19-20, 2025 Board meeting to consider and approve the Existing Advisory Agreement. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Advisory Agreement and the Board’s conclusions.

Nature, Extent and Quality of Services Provided to the Fund. The Trustees considered the nature, extent and quality of services historically provided by the Adviser to the Fund. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the investment strategies implemented by the Adviser, as well as the qualifications, experience and responsibilities of the Adviser’s investment team who will continue management of the Fund subsequent to the Transition. The Trustees reviewed due diligence information requested from the Adviser, including the structure of the Adviser’s compliance program and its continuing commitment to management of the Fund. The Trustees noted that the Adviser had participated in the May 20-21, 2025 Trust board meeting to discuss the Fund’s performance and outlook, and during the course of the prior year had provided additional information about the Fund’s performance and the services provided by the Adviser, including its role as the Fund’s valuation designee. The Trustees discussed the Adviser’s compliance program, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the

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Adviser’s compliance program. The Trustees also considered the Adviser’s overall financial condition and business continuity plan. The Trustees concluded that the Adviser had sufficient quality and depth of personnel and resources needed to perform its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

Investment Performance of the Adviser and the Fund. In assessing the quality of the portfolio management delivered by the Adviser, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its benchmark index. The Trustees reviewed information provided in connection with the February 19-20, 2025 meeting of the Board comparing the Fund’s performance to its Morningstar category (“Category”), as well as a smaller sub-set of peer funds as constructed using publicly-available data provided by Morningstar, Inc. and presented by Barrington Financial Group, LLC d/b/a Barrington Partners, an independent third-party benchmarking firm, through its cohort selection process (“Cohort”), and the composite of separate accounts that the Adviser manages utilizing a similar investment strategy as that of the Fund. The Trustees also reviewed updated Fund performance compared against its benchmark index for periods ended March 31, 2025.

The Trustees noted the Fund, as of September 30, 2024, had outperformed the both the Category and Cohort averages for the three-year and five-year periods, was equal to the Cohort for the year-to-date period, but had underperformed for the Category and Cohort averages for the one-year and ten-year periods. The Trustees considered the Fund’s performance compared to its benchmark index, noting that the Fund, as of September 30, 2024, had outperformed the index for the three-year period ended, but underperformed for other periods. The Trustees further observed that, as of March 31, 2025, the Fund had outperformed its benchmark index for the year-to-date and five-year periods, but had underperformed the index for the one, three, ten, and since-inception periods. The Trustees noted the generally comparable performance of the Fund and the composite of similar accounts managed by the Adviser over most relevant periods.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was reasonable under relevant market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

Comparative Fee and Expense Data. The Trustees noted that the fee structure in the New Advisory Agreement is identical to the fee structure in the Existing Advisory Agreement. The Trustees further noted favorably that the Adviser had agreed to waive advisory fees and/or reimburse expenses of the Fund for at least two years after the effective date of the New Advisory Agreement under a new operating expense limitation agreement between the Adviser and the Trust, on behalf of the Fund. The Trustees also noted that the Adviser had waived a portion of its fees during the most recent fiscal year. The Trustees further considered the fees that the Adviser charges to separately managed accounts with similar investment strategies as that of the Fund are less than or equal to the advisory fee that the Fund pays to the Adviser, depending on the asset size of the separately managed account, noting that the Adviser has additional responsibilities with respect to the Fund, which requires more time and effort versus a separately managed account.

The Trustees considered a comparative analysis of the expenses borne by the Fund and those of funds in the same Category and Cohort. The Trustees noted the Fund’s advisory fee and total expenses (before and after waivers and expense reimbursements) were each higher than the Category and Cohort averages as of September 30, 2024.

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The Trustees concluded that the Fund’s management fee and expenses were fair and reasonable in light of the comparative performance, expense and management fee information.

Costs of Service and Profits Realized by the Adviser. The Trustees considered the cost of services and the structure of the Adviser’s fees, including an analysis of the Adviser’s profitability from services rendered to the Fund during the 12-month period ended September 30, 2024, and concluded that the profitability of the Adviser was not excessive. The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the New Advisory Agreement.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the New Advisory Agreement includes the same breakpoints in the management fee as the Existing Advisory Agreement. The Trustees determined that the breakpoint structure of the Fund’s investment advisory fee had the potential to share such economies of scale with Fund shareholders.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted the Adviser does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that the Adviser may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that the Adviser does not receive additional material benefits from its relationship with the Fund.

Conclusions. The Trustees considered all of the foregoing factors. No single factor was determinative in the Board’s decision to approve the New Advisory Agreement for the Fund, but rather the Board based its determination on the total mix of information available to the Trustees. Based on a consideration of all the factors in their totality, the Board, all of whom are Independent Trustees, determined that the New Advisory Agreement with the Adviser, including the advisory fees to be paid thereunder, was fair and reasonable, and approved the New Advisory Agreement as being in the best interest of the Fund and its shareholders, and determined to recommend that shareholders approve the agreement.

Based on all of the foregoing, the Trustees unanimously recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

DESCRIPTION OF PROPOSAL 2
APPROVAL OF ADJOURNMENTS OF THE SPECIAL MEETING

The purpose of this Proposal 2 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Special Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.

One or more adjournments may be made without notice other than an announcement at the Special Meeting, to the extent permitted by applicable law and the Fund’s governing documents. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting, as adjourned.

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ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUNDS

Outstanding Shares

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of the Record Date, the Fund had 3,500,824.065 shares outstanding and entitled to vote.

Management Ownership

As of December 31, 2024, the following Trustee beneficially owned shares of certain series of the Trust as follows. No other Trustee or Officer of the Trust beneficially owned shares of the Fund or any other series of the Trust.

Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares of Series of the Trust
David M. Swanson	$1-$10,000	$50,001-$100,000

As of the Record Date, to the best of the knowledge of the Trust, no Trustee or officer of the Trust beneficially owned 1% or more of the outstanding shares of the Fund, and the Trustees and the officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund. As of the Record Date, the Independent Trustees, and their respective immediate family members, did not own any securities beneficially or of record in the Adviser, the Distributor or any of their affiliates.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund.

As of the Record Date, the following persons are known by the Trust to own beneficially or of record 5% or more of the outstanding shares of the Fund:

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Name and Address	Total Number of Shares	% Ownership	Type of Ownership
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco, California 94105-1905	416,202.057	11.89%	Record
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-1995	301,563.732	8.61%	Record

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of Fund shares. Brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions, but only pursuant to the Fund’s “Policy with Respect to Allocation of Brokerage to Compensate for Distribution of Fund Shares”, a description of which is included in the Fund’s Statement of Additional Information dated April 30, 2025. The Fund does not execute portfolio transactions through affiliated brokers.

GENERAL INFORMATION

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card(s), on or about [...], 2025. Supplementary solicitations may be made by mail, telephone, electronic means or personal interview by representatives of the Fund. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the Adviser, Trust officers, employees, agents or Broadridge Financial Solutions, Inc., a private proxy services firm asking you to vote. The Fund does not reimburse officers of the Trust, or regular employees and agents involved in the solicitation of proxies.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Muhlenkamp Fund, Managed Portfolio Series, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 219252, Kansas City, Missouri 64121-9252; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card(s) (if received in time to be voted). Mere attendance at the Special Meeting will not revoke voting instructions.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.” Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Advisory Agreement, which means they will have the effect of

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a vote against this proposal. Because the proposals on the agenda are non-discretionary, the Fund does not expect to receive broker non-votes.

All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the Proposals, as applicable. All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Advisory Agreement which means they will have the effect of a vote against the proposals.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser. The range of the total estimated cost of the solicitation is approximately $29,000 - $33,000.

Quorum Required

In order for a vote on Proposal 1 to occur at the Special Meeting, there must exist a quorum of shareholders of a Fund. The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present.

Adjournment

In the event that the necessary quorum to transact business is not present at the Special Meeting, or the vote required to approve Proposal 1 is not obtained, the chairman of the Special Meeting, in order to permit the further solicitation of proxies, may adjourn the Special Meeting, subject to approval of Proposal 2, with respect to Proposal 1 from time to time to a date not more than 90 days after the original date of the meeting without further notice other than announcement at the Special Meeting. Further notice shall be given if a new record date is fixed or the adjourned session is more than ninety (90) dates from the date of the Special Meeting (in which case the Board shall set a new record date). Alternatively, if a shareholder vote is called on any proposal to adjourn, the persons named as proxies, or their substitutes, will vote on such adjournment in their discretion.

Record Date

Shareholders of record of the Fund at the close of business on June 13, 2025 will be entitled to vote at the Special Meeting. Other than any principal shareholders disclosed above, to the knowledge of the Fund, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of the Record Date. Each whole share of the Fund you hold as of the close of business on the respective Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

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Vote Required

Proposal 1: Approval of the proposal to approve the New Advisory Agreement to retain the Adviser as the investment adviser for the Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Proposal 2: The approval of any adjournment(s) of the Special Meeting requires the vote of a majority of the votes cast, either in person or by proxy, at the Special Meeting, even if the number of votes cast is fewer than the number required for a quorum.

Service Providers

The Fund’s investment adviser is Muhlenkamp & Company, Inc., located at 5000 Stonewood Drive, Suite 300, Wexford, Pennsylvania 15090-8395. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Quasar Distributors, LLC, an affiliate of Foreside Financial Group LLC d/b/a ACA Group, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as distributor and principal underwriter to the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, future proxy statements or other related materials, please call 1-844-202-6160 or write to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 219252, Kansas City, Missouri 64121-9252. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

REPRESENTATIONS

If Fund shareholders approve the New Advisory Agreement, the New Advisory Agreement will not take effect until the change in control date on or about [August 11], 2025.

The Trust will not execute the New Advisory Agreement if there is a change in control of the Adviser other than the one specifically described in this Proxy Statement, or other event that would cause the New Advisory Agreement to terminate pursuant to the 1940 Act, if already executed.

If shareholders do not approve the proposals at the Special Meeting, if after adjournments, the proposals do not pass, the Board may maintain the existing advisory agreements after the Transaction date in reliance on Rule 15a-4 of the 1940 Act until a decision has been made to seek shareholder votes again, liquidate the Fund or seek other alternatives.

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OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 219252, Kansas City, Missouri 64121-9252. Proposals must be received a reasonable time before the Fund begins to print and send their proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

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EXHIBIT A
MANAGED PORTFOLIO SERIES
INVESTMENT ADVISORY AGREEMENT
with
MUHLENKAMP & COMPANY, INC.
This AGREEMENT is made as of the ____ day of ___ 2025, by and between Managed Portfolio Series, a Delaware statutory trust (the “Trust”) and Muhlenkamp & Company, Inc., a Pennsylvania Corporation (the “Adviser”).
WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and
WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and
WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement;
NOW, THEREFORE, the parties hereby agree as follows:
1.APPOINTMENT OF ADVISER
The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided. In connection with this appointment:
(a)    Delivery of Trust Documentation. The Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”)); and (iii) all Trust policies and procedures relevant to each Fund as may be amended from time to time (collectively, “Trust Procedures”). The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.
(b)    Independent Contractor. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.
(c)    The Adviser’s Representations. The Adviser represents, warrants and agrees that:

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(i)It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;
(ii)It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;
(iii)It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;
(iv)It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;
(v)It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;
(vi)It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;
(vii)It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement; and
(viii)This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.
(d)    The Trust’s Representations. The Trust represents, warrants and agrees that:
(i)This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;
(ii)It has received a copy of Part 2A of the Adviser’s Form ADV as is currently in effect as of the date of this Agreement; and
(e)    Plenary authority of the Board of Trustees. The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.
2.    PROVISION OF INVESTMENT ADVISORY SERVICES
Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

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(a)The Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund. Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund: (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, Prospectuses, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of such purchases, sales and dispositions; (iv) vote all proxies for securities and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.
(b)The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.
(c)The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.
(d)The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities. The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request. The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.
(e)At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Trust has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services. In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.
(f)From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Trust may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions,

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performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Trust , including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.
(g)The Adviser shall be responsible for filing any required reports on its behalf with the Securities and Exchange Commission pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.
(h)To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.
(i)Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).
(j)The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund. The Trust or each Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.
(k)The Adviser shall not consult with any other investment adviser (other than affiliates of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.
(l)The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.
3.    BROKERAGE
The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer. The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution. In selecting broker-

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dealers to execute transactions, the Adviser may take the following, among other things, into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis. The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.
Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion. Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.
On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.
The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein. The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.
The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time. The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.
4.    ALLOCATION OF EXPENSES
(a)With respect to the operation of a Fund, the Adviser shall be responsible for (i) the Fund’s organizational expenses; (ii) providing the personnel, office space and equipment reasonably

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necessary to perform its obligations hereunder; (iii) the expenses of printing and distributing extra copies of the Fund’s prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders) to the extent such expenses are not covered by any applicable plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a “12b-1 Plan”); (iv) the costs of the annual in-person appearance before the Board and any special Board meetings or shareholder meetings convened for the primary benefit of, and requested by, the Adviser; and (v) any costs of liquidating or reorganizing the Fund if the liquidation or reorganization is made at the request of the Adviser (unless such cost is otherwise allocated by the Board). If the Adviser has agreed to limit the operating expenses of a Fund, the Adviser also shall be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limit, subject to the terms of such agreement.
(b)A Fund is responsible for and has assumed the obligation for payment of its expenses, other than as stated in Section 4(a) above, including but not limited to: fees and expenses (including legal fees) incurred in connection with the issuance, registration (and maintenance of registration) and transfer of its shares; commissions, spreads, fees and other expenses connected with the acquisition, holding, disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings; dividend expenses related to short sales; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; its portion of expenditures in connection with meetings of the Board that are properly payable by the Fund; its allocable portion of expenditures in connection with meetings of shareholders as determined by the Board; its allocable portion of salaries and expenses of officers of the Trust other than officers and employees of U.S. Bancorp Fund Services, LLC or any duly appointed successor (the “Administrator”) (except the Trust’s Chief Compliance Officer if determined to be appropriate by the Board); its allocable portion of fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; its allocable portion of the Trust’s insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, Prospectuses of the Fund or other communications for distribution to existing shareholders; its allocable portion of the Trust’s legal, auditing and accounting fees; its allocable portion of the Trust’s trade association dues or educational program expenses determined appropriate by the Board; all expenses of maintaining and servicing shareholder accounts of the Fund maintained with the Trust’s transfer agent, including all charges for transfer, shareholder recordkeeping, distribution disbursing, redemption; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses including litigation, proceedings, claims and indemnification obligations to its directors, officers, service providers and shareholders, except as herein otherwise prescribed.
(c)The Adviser may voluntarily or contractually absorb certain Fund expenses.
(d)To the extent the Adviser incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from such Fund to the extent of the Adviser’s actual costs for providing such services. In determining the

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Adviser’s actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.
(e)To the extent that the Adviser pays fees in addition to any Fund distribution or servicing fees to financial intermediaries, including without limitation banks, broker-dealers, financial advisors, or pension administrators, for sub-administration, sub-transfer agency or any other shareholder servicing or distribution services associated with shareholders whose shares are held in omnibus or other group accounts, the Adviser shall report such payments regularly to the Trust on the amounts paid and the relevant financial institutions.
(f)The fee payable to the Adviser under this Agreement with respect to a Fund may be reduced to the extent of any receivable owed by the Adviser to the Fund (provided that such obligation is not subject to a good faith dispute) or as required under any operating expense limitation agreement applicable to the Fund.
5.    INVESTMENT ADVISORY FEES
(a)    For all of the services rendered with respect to a Fund as herein provided, the Trust shall pay to the Adviser a fee at an annual rate based on the Current Net Assets (as defined below) of the Fund as set forth in Schedule A attached hereto and made a part hereof. Such fee shall be accrued by a Fund daily and shall be payable monthly in arrears, within fifteen business days after the last day of each month. If fees begin to accrue with respect to a Fund during the middle of a month, all fees for the period from that date to the end of the month shall be prorated according to the proportion that the period bears to the full month. In the case of termination of this Agreement with respect to a Fund during any month, all fees accrued from the beginning of that month to, but excluding, the date of termination, shall be prorated according to that proportion that the period bears to the full month and shall be paid promptly following such termination. For purposes of computing the amount of advisory fee accrued for any day, “Current Net Assets” shall mean a Fund’s net assets as of the most recent preceding day for which the Fund’s net assets were computed.
(b)    The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.
(c)    Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser for a period of thirty-six months following the end of the month in which such reduction or payment was accrued, if so requested by the Adviser, if the aggregate amount actually paid by the Fund toward the operating expenses for such month (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Such reimbursement may not be paid prior to a Fund’s payment of current ordinary operating expenses.
(d)    The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be

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applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.
6.    LIABILITY; STANDARD OF CARE
(a)The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).
(b)The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise. The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Adviser’s duties or obligations under this Agreement. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of the Fund may have under federal securities laws or state laws.
(c)In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.
(d)The Adviser, its affiliates, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:
(i)    The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or
(ii)    Acts or omissions of the Custodian or a Fund, their respective affiliates, agents or employees.
(e)No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.
(f)The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.
(g)Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under

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this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.
(h)If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary. The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party. Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.
(i)The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.
7.    TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT
(a)This Agreement shall become effective with respect to a Fund immediately upon the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund. The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

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(b)This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.
(c)This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.
8.    SERVICES NOT EXCLUSIVE
The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients. The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund. Nothing in this Agreement shall be deemed to require Adviser, its principals, affiliates, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.
9.    NO SHORTING; NO BORROWING
    The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.
10.    AMENDMENT
No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).
11.    CONFIDENTIALITY
(a)“Confidential Information” as used in this agreement shall mean and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:
(i)    Information related to the Disclosing Party’s, its affiliates’ or its third party licensors or vendors’ trade secrets, customers/shareholders, business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual

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property rights, technology, software, systems data or other proprietary or confidential business or technical information;
(ii)    Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;
(iii)    any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or
(iv)    Shareholder Records (as defined below);
provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliates without reference to the Disclosing Party’s information.
(b)Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party. If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.
(c)Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for. Adviser shall have the right, however, to disclose such Confidential Information to its affiliates’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.
(d)The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”). Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

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12.    USE OF ADVISER’S NAME
Adviser hereby consents to the royalty-free use by a Fund of the name Muhlenkamp & Company, Inc.as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related Muhlenkamp & Company, Inc. logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement. The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser. The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.
It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes. The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.
It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes. The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliates and including with respect to other investment companies that have obtained consent to use of the Name or the Mark. The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark and will further refrain from using the Name and the Mark; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.
13.    ANTI-MONEY LAUNDERING COMPLIANCE
The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy. The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.
14.    CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES
The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To

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the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures. The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.
15.    NOTIFICATION
The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.
16.    NOTICES
Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:
ADVISER:        Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, Pennsylvania15090-8395

FUND:            Managed Portfolio Series
                on behalf of the Muhlenkamp Fund
                777 East Wisconsin Avenue, 6th Floor
                Milwaukee, WI53202
                Attn: Brian R. Wiedmeyer

17.    GOVERNING LAW
This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.
18.    ASSIGNMENT
This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

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19.    SUB-ADVISERS
At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub-Adviser”). Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund. The Adviser shall supervise and monitor the activities of each Sub-Adviser. The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser. In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.
20.    LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY
The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.
21.    MISCELLANEOUS
(a)This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.
(b)This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.
(c)If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.
(d)The term “affiliate” shall have the meaning ascribed thereto by the 1940 Act.
(e)Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 shall survive termination of this Agreement.

Proxy Statement	A-14

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES on behalf of the series listed on Schedule A
By:
Name: Brian Wiedmeyer
Title: President

MUHLENKAMP & COMPANY, INC.
By:
Name: Anthony W. Muhlenkamp
Title: President

Proxy Statement	A-15

SCHEDULE A
FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets

Muhlenkamp Fund	First $300 million	1.00%
	Next $200 million	0.95%
	Over $500 million	0.90%

Proxy Statement	A-16

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735	SCAN TO VIEW MATERIALS & VOTE
To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com or scan the QR code above. 3) Follow the instructions provided on the website.
To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call toll-free [...] 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:          V58776-S99427 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	The Board of Trustees unanimously recommends you vote FOR the following proposals:	For	Against	Abstain

1.	To approve an investment advisory agreement between Muhlenkamp & Company, Inc. (“Muhlenkamp”) and Managed Portfolio Series, on behalf of the Muhlenkamp Fund.	☐	☐	☐

2.	To approve any adjournments of the Special Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.

	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.	☐	☐	☐

If this proxy is properly executed, the votes entitled to be cast by the undersigned will be cast in the manner directed above, and will be voted in the discretion of the proxy holder(s) on any other matters that may properly come before the special meeting or any adjournment(s) or postponement(s) thereof. If this proxy is properly executed but no direction is made with regard to the proposals included in the proxy statement, such votes entitled to be cast by the undersigned will be cast “For” such proposals.

Please sign exactly as name appears above. If shares are held in the name of joint owners, each should sign, if possible. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

	Signature [PLEASE SIGN WITHIN BOX]	Date

	Signature [Joint Owners]	Date

Proxy Statement	A-17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

Proxy Statement	A-18

Managed Portfolio Series
MUHLENKAMP FUND

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD ON August 8, 2025 AT 10:00 A.M. CENTRAL TIME

The undersigned hereby appoints Brian Wiedmeyer and Benjamin Eirich, and each of them separately, with full power of substitution to each, as proxies of the undersigned, to represent the undersigned and to vote, as designated on the reverse side of this proxy card, at the special joint meeting of shareholders of the Muhlenkamp Fund (the “Fund”), a series of the Trust, to be held on August 8, 2025, at 615 East Michigan Avenue, Milwaukee, Wisconsin 53202 at 10:00 am local time and at any and all adjournments and postponements thereof (the “Special Meeting”), all shares of the Fund that the undersigned is entitled to vote at the Special Meeting, and at any and all adjournments and postponements thereof, on the proposals listed on the reverse side of this proxy card.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE

Proxy Statement	A-19